UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 12, 2024, Prairie Operating Co. (the “Company”) filed a Current Report on Form 8-K to announce the Company’s entry into an asset purchase agreement to acquire the assets of Nickel Road Operating LLC (“NRO”), which the Company subsequently amended by filing Amendment No. 1 and Amendment No. 2 to the Current Report on Form 8-K/A on February 9, 2024 and March 19, 2024, respectively (as so amended, the “Original 8-K”). This Amendment No. 3 to the Original 8-K (this “Amendment No. 3”), is being filed with the Securities and Exchange Commission solely to amend and supplement Item 9.01 of the Original 8-K, as described in Item 9.01 below. This Amendment No. 3 makes no other amendments to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The report prepared by Cawley, Gillespie & Associates, Inc., independent petroleum engineers, relating to the reserves of NRO as of February December 31, 2023, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2023 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Cawley Gillespie & Associates Inc.
99.1	Report of Cawley, Gillespie & Associates, Inc., dated January 4, 2024, as to the reserves of Nickel Road Operating LLC as of December 31, 2023 (incorporated by reference to Exhibit 99.2 of the Company’s Amendment No. 2 to the Registration Statement on Form S-1/A, filed with the SEC on April 9, 2024).
99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prairie Operating Co.
Date: April 9, 2024
	By:	/s/ Daniel T. Sweeney
Daniel T. Sweeney
General Counsel & Corporate Secretary